UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2009

First State Financial Corporation

(Exact name of Registrant as specified in its Charter)

Florida	000-50992	65-0771145
(State or Other Jurisdiction of Incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

22 S. Links Avenue, Sarasota, Florida	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 929-9000

Not Applicable

(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events

On January 29, 2009, First State Financial Corporation filed its Consolidated Financial Statements for Bank Holding Companies FR Y-9C with the Federal Reserve Board. These financial statements are unaudited. The audit of the financial statements is expected to be completed by March of 2009, at which time, any adjustments, if necessary, will be made and a revised FR Y-9C will be subsequently filed.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST STATE FINANCIAL CORPORATION

Date: February 2, 2009	By:	/s/ John E. (“Jed”) Wilkinson
John E. (“Jed”) Wilkinson
President and Chief Executive Officer